Exhibit 10.1

SEVENTH AMENDMENT TO LEASE

THIS SEVENTH AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of April 5, 2013, by and between LT KIRKLAND 405, LLC, a Delaware limited liability company (“Landlord”), and MARKET LEADER, LLC, a Washington limited liability company (“Tenant”).

RECITALS

A.

Landlord (as successor in interest to MEPT Kirkland Office II LLC, a Delaware limited liability company, as successor in interest to Multi-Employer Property Trust, a trust organized under 12 C.F.R. Section 9.18) and Tenant (formerly known as HouseValues, Inc., a Washington corporation) are parties to that certain Lease dated November 1, 2004 (the “Original Lease”), which Original Lease has been previously amended by that certain First Amendment to Lease dated as of May 26, 2005, that certain Second Amendment to Lease dated as of October 14, 2005 (the “Second Amendment”), that certain Third Amendment to Lease dated as of March 1, 2009, that certain Fourth Amendment to Lease dated as of May 26, 2009 and that certain Fifth Amendment to Lease dated as of November 9, 2012, and that certain Sixth Amendment to Lease, dated as of February 4, 2013 (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 28,941 rentable square feet (the “Premises”) located on the first floor and the second floors of the building located at 11332 NE 122nd Way, Kirkland, Washington 98034 (the “Building”), commonly known as Building A-2. The legal description of the Building is attached hereto as Exhibit A. The Building is a part of the project commonly known as Kirkland 405 Corporate Center.

B.	The Lease by its terms shall expire on August 31, 2013 (“Prior Termination Date”), and the parties desire to extend the Lease Term, all on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.

Extension. The Lease Term is hereby extended for a period of four (4) months and shall expire on December 31, 2013 (“Third Extended Termination Date”), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Termination Date (“Third Extension Date”) and ending on the Third Extended Termination Date shall be referred to herein as the “Third Extended Term”.

2.	Base Rent. As of the Third Extension Date, the schedule of Base Rent payable with respect to the Premises during the Third Extended Term is the following:

Period	Rentable Square Footage	Monthly Base Rent
8/1/13 – 12/31/13	28,941	$46,505.72

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease, as amended hereby.

3.	Additional Security Deposit. No additional Security Deposit shall be required in connection with this Amendment.

4.

Additional Rent. For the period commencing with the Third Extension Date and ending on the Third Extended Termination Date, Tenant shall pay all Additional Rent payable under the Lease, including Tenant’s Pro Rata Share of Operating Costs applicable to the Premises, in accordance with the terms of the Lease, as amended hereby.

5.	Improvements to Premises.

5.1

Condition of Premises. Tenant is in possession of the Premises and accepts the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

5.2

Responsibility for Improvements to Premises. Any construction, alterations or improvements to the Premises shall be performed by Tenant at its sole cost and expense using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the terms of the Lease, as amended hereby.

6.	Miscellaneous.

6.1

This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

6.2

Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

6.3

Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

6.4

Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Washington Partners in connection with this Amendment. Tenant agrees to indemnify and hold Landlord and its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Amendment.

6.5

Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Third Extended Term, an Event of Default under the Lease will be deemed to have occurred, without the necessity of notice to Tenant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date first written above.

LANDLORD:	TENANT:

LT KIRKLAND 405, LLC, a Delaware limited liability company	MARKET LEADER, LLC, a Washington Limited Liability Company

By:	By:

Name:	Name:

Title:	Title:

[NOTARY PAGE FOLLOWS]

LANDLORD ACKNOWLEDGEMENT

STATE OF	)

)
COUNTY OF	)ss:

On                                              , 2013, before me,                                                          , Notary Public, personally appeared                                                  , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

TENANT ACKNOWLEDGEMENT

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that                                          is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the                                          of MARKET LEADER, LLC, a Washington limited liability company to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated:
(Signature)
(Seal or stamp)
Title

My appointment expires

EXHIBIT A - LEGAL DESCRIPTION

attached to and made a part of the Amendment dated as of April 5, 2013

LT KIRKLAND 405, LLC, a Delaware limited liability company, as Landlord and

MARKET LEADER, LLC, a Washington limited liability company, as Tenant

Lot 1-A-2 of Kirkland 405 Corporate Center, a binding site plan, as per plat recording in Volume 154 of Plats, pages 58 through 64, records of King County; Situated in the City of Kirkland, County of King, State of Washington.

A-1